UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

TEBS Residual Financing Amendment

On November 22, 2024, Greystone Housing Impact Investors LP (the “Partnership”), entered into various agreements to amend the existing long-term financing facility (the “TEBS Residual Financing Facility”) for the securitization of the Partnership’s residual interests (“Class B Certificates”) in multiple Tax Exempt Bond Securitizations pursuant to Freddie Mac’s Tax-Exempt Bond Securitization program (the “TEBS Financing(s)”). The Wisconsin Public Financing Authority (the “Issuer”) and Wilmington Trust, National Association (the “Trustee”) previously created the TEBS Residual Financing Facility, with the Partnership designated as the sponsor. The Issuer previously issued Class B-1 Affordable Housing Multifamily Certificates (“Class B-1 Certificates”) and residual Class B-2 Affordable Multifamily Certificates (“Class B-2 Certificates”) representing beneficial interests in the Class B Certificates. The Class B-1 Certificates are held by unaffiliated investors and the Class B-2 Certificates were retained by the Partnership. The Class B-1 Certificates are considered a secured financing of the Partnership.

On October 15, 2024, the Partnership and its affiliate, ATAX TEBS II, LLC (the “Seller”), redeemed all principal and accrued interest outstanding of the Class B Certificates related to the M31 TEBS Financing. Upon redemption of the M31 Class B Certificates, the Partnership paid approximately $23.7 million to the trustee of the TEBS Residual Financing Facility, of which approximately $8.6 million was released as a principal repayment to the holders of the Class B-1 Certificates and approximately $15.1 million was retained by the Trustee at the direction of the holders of the Class B-1 Certificates.

On October 31, 2024, the Seller deposited 14 mortgage revenue bonds (the “Underlying Bonds”) into a custody arrangement with Wilmington Trust, National Association (the “Custodial Trustee”). The Custodial Trustee then created senior custodial receipts and subordinate custodial receipts (the “Residual Receipts”) representing interests in the individual Underlying Bonds. The Seller previously sold the senior custodial receipts with a total value of $75.4 million into a different securitization transaction. The Seller retained the Residual Receipts with a total value of $14.8 million.

On November 22, 2024, the Partnership, the Seller, and the Issuer executed an Exchange Agreement whereby the Seller sold the Residual Receipts to the Issuer in substitution of the previously redeemed M31 Class B Certificates. Upon completion of the sale, the Trustee released cash that was previously instructed to be retained, of which approximately $14.8 million was released to the Partnership and approximately $8.6 million of which was released as a principal repayment to the holders of the Class B-1 Certificates.

The following is a brief description of the principal agreements affecting the rights and obligations of the Partnership in connection with the amendments to the TEBS Residual Financing Facility. Each of the following documents is attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein. Each such description is qualified in its entirety by reference to the full text of the document so described.

Exchange Agreement

Under the Exchange Agreement between the Partnership, the Seller, and the Issuer, the Seller sold and conveyed the Residual Receipts to the Issuer in substitution of the previously redeemed M31 Class B Certificates. Upon closing, the Trustee delivered to the Partnership cash in exchange for the Residual Receipts with the remaining cash used to redeem the Class B-1 Certificates. The Exchange Agreement contains various representations and covenants of the Seller, the Partnership and the Issuer. The Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amended and Restated Trust Agreement

The Amended and Restated Trust Agreement between the Issuer and the Trustee updated and replaced in its entirety the previous Trust Agreement dated November 1, 2023. The Amended and Restated Trust Agreement documents the termination of the M31 Class B Certificates and substitution of the Residual Receipts. The Amended and Restated Trust Agreement includes various terms, including, but not limited to: (i) management of the TEBS Class B Certificates and Residual Receipts , Class B-1 Certificates, and the Class B-2 Certificates; (ii) distributions of cash flows; (iv) various income tax matters; (v) the duties of the Administrator; and (vi) the rights and responsibilities of the Trustee. The Amended and Restated Trust Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

In addition, the full text of the Portfolio Purchase Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on November 6, 2023, and the Administration Agreement, which was attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Partnership with the SEC on November 6, 2023, are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the TEBS Residual Financing Facility is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation of the Partnership or an obligation under an off-balance sheet arrangement of the Partnership.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Exchange Agreement dated November 22, 2024 between Greystone Housing Impact Investors LP, ATAX TEBS II, LLC and Public Finance Authority.
10.2	Amended and Restated Trust Agreement dated November 22, 2024 between Public Finance Authority and Wilmington Trust, National Association.
10.3

Portfolio Purchase Agreement dated November 1, 2023 between Greystone Housing Impact Investors LP and Public Finance Authority (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 001-41564), filed by the Partnership on November 6, 2023).

10.4

Administration Agreement dated November 1, 2023 by and among Wilmington Trust, National Association, Public Finance Authority, and Greystone Housing Impact Investors LP (incorporated herein by reference to Exhibit 10.3 to Form 8-K (No. 001-41564), filed by the Partnership on November 6, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	November 27, 2024	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer